UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARCHSTONE-SMITH TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

[Note: This filing relates to a proposed acquisition of Archstone-Smith Trust (the “Company”) by an entity jointly controlled by affiliates of Tishman Speyer Real Estate Venture VII, L.P. and Lehman Brothers Holdings Inc., pursuant to the Agreement and Plan of Merger, dated as of May 28, 2007, as subsequently amended, by and among the Company, Archstone-Smith Operating Trust (the “Operating Trust”), River Holding, LP (the “Investor”), River Acquisition (MD), LP and River Trust Acquisition (MD), LLC (as amended, the “Merger Agreement”).]

In connection with and in anticipation of the Merger Agreement, Tishman Speyer Development Corporation (“Tishman Speyer”) and Lehman Brothers Holdings Inc. (“Lehman Brothers”), each affiliates of the Investor, entered into confidentiality agreements (the “Confidentiality Agreements”) with the Company.  The Confidentiality Agreements, among other things, prohibited Tishman Speyer and Lehman Brothers and certain of their affiliates, including the Investor, from acquiring any securities of the Company.  Those prohibitions remain currently in effect, following the execution of the Merger Agreement.

In order to allow the Investor or its affiliates to purchase securities, including common stock of the Company and units of the Operating Trust, prior to the consummation of the transactions contemplated by the Merger Agreement (in open market, privately negotiated or other transactions), on August 20, 2007, the Company entered into a Standstill Waiver and Voting and Lock-Up Agreement (the “Agreement”) with the Investor.  In the Agreement the Company waived the provisions of the Confidentiality Agreements and any other agreements to which the Company or its affiliates is a party (other than any such provisions contained in the declaration of trust of the Company or the declaration of trust of the Operating Trust), which could prohibit the Investor or its affiliates from purchasing any securities of the Company or the Operating Trust.  The waiver granted by the Company applies only with respect to purchases of common shares or units made on or before October 5, 2007.  There can be no assurance as to the terms on which any purchases of Company securities may be effected by the Investor or its affiliates, or whether any such purchases will occur.  The Agreement does not waive or modify any terms of the Merger Agreement, and the parties’ rights and obligations under the Merger Agreement remain in effect, with the closing of the mergers currently expected to occur on or about October 5, 2007, but subject to customary closing conditions including, among other things, compliance with European antitrust regulations and the approval of the merger by the affirmative vote of the holders of at least a majority of the Company’s outstanding common shares.  The closing of the mergers is not subject to a financing condition.

The Agreement also includes certain agreements regarding the voting of any common shares or units that the Investor or its affiliates acquire, including requiring, among other things, that all such common shares of the Company beneficially owned by the Investor and its affiliates be voted to approve the Merger Agreement, to the extent that such shares are entitled to be voted at the applicable shareholders meeting, and also includes certain undertakings, conditions, and restrictions relating to any transfers or sales of any of the common shares or units that the Investor may acquire.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which was filed as Exhibit 99.1 to the Archstone-Smith Current Report on Form 8-K, dated August 20, 2007 and filed with the SEC on August 21, 2007.

Safe Harbor Statement

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on current expectations, estimates and projections about the industry, markets in which Archstone-Smith operates, management’s beliefs, assumptions made by management and the transactions described in this press release. While Archstone-Smith management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of pending legal proceedings instituted against Archstone-Smith, its trustees and certain members of management; (3) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the merger, including compliance with European anti-trust regulations; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (7) the impact of the substantial indebtedness incurred to finance the consummation of the merger; and other risks that are set forth under “Risk Factors” in Archstone-Smith’s 2006 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007. All forward-looking statements speak only as of the date of this press release or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

Additional Information About the Transaction and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Archstone-Smith Trust. On July 13, 2007, Archstone-Smith Trust filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger.  The proxy statement was mailed on or about July 14, 2007 to Archstone-Smith Trust shareholders of record as of the close of business on July 12, 2007.  On August 20, 2007, Archstone-Smith Trust filed a proxy supplement on Schedule 14A with the SEC supplementing the proxy statement previously filed with the SEC. Archstone-Smith Trust urges investors and shareholders to read the proxy statement, proxy supplement and any other relevant documents filed by Archstone-Smith Trust with the SEC because they will contain important information.

The definitive proxy statement, proxy supplement and other documents filed with the SEC are available free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by Archstone-Smith Trust are available free of charge on the investor relations portion of Archstone-Smith Trust’s website at www.archstonesmith.com, or by contacting Investor Relations, Archstone-Smith Trust, 9200 E. Panorama Circle, Suite 400, Englewood, Colorado 80112 (telephone: 1-800-982-9293).

Archstone-Smith Trust and certain of its trustees and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the transaction. The names of Archstone-Smith Trust’s trustees and executive officers and a description of their interests in Archstone-Smith Trust is set forth in the definitive proxy statement for its annual meeting of shareholders, which was filed with the SEC on April 11, 2007. Investors and shareholders can obtain updated information regarding the direct and indirect interests of Archstone-Smith Trust’s trustees and executive officers in the Archstone-Smith Trust merger by reading the definitive proxy statement related to the merger filed with the SEC on July 13, 2007 and the proxy supplement filed with the SEC on August 20, 2007.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.